                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of Dick's Sporting Goods, Inc. (the "Company") for the period ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
W. Stack, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report complies fully with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  EDWARD W. STACK
-------------------------
Edward W. Stack                                             Date: April 29, 2003
Chief Executive Officer